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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ____________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Persuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 20, 2004
                  Date of Report (Date of earliest event reported)

                               FILENET CORPORATION
                (Exact name of registrant as specified in its charter)

         Delaware                      000-15997                 95-3757924
(State or other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification Number)

                              3565 Harbor Boulevard
                          Costa Mesa, California 92626
           (Address of principal executive offices including zip code)

        Registrant's telephone number, including area code (714) 327-3400

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written  communications  pursuant  to Rule 425  under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material  pursuant to Rule 14a-12  under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02. Disclosure of Results of Operations and Financial Condition.

     On  October  20,  2004,  we issued a press  release,  which  sets forth the results of our  operations  for the quarter ended  September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated  herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

Exhibits: Description of Document

99.1    Press Release dated October 20, 2004.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      FILENET CORPORATION

Date:    October 20, 2004                           By:       /s/ Sam M. Auriemma
                                                    Name:    Sam M. Auriemma
                                                    Title:   Senior Vice President and
                                                             Chief Financial Officer

EXHIBIT INDEX

Exhibits:    Description of Document

     99.1     Press Release dated October 20, 2004.

                                                                    Exhibit 99.1

                                                      [FileNet Corporation logo]

FOR IMMEDIATE RELEASE

                   FileNet Reports Third Quarter 2004 Results

COSTA MESA,  Calif.--October 20,  2004--FileNet  Corporation  (Nasdaq:  FILE), a
leading  provider  of  Enterprise  Content  Management  (ECM)  solutions,  today announced financial results for its third quarter ended September 30, 2004.

Total  revenues  for the third  quarter of 2004 were $96.5  million  compared to total  revenues of $89.4  million for the same period in 2003 and $94.1  million for the second quarter of 2004.  Software revenues for the third quarter of 2004 were $35.4  million  compared  to $35.3  million for the same period in 2003 and
$32.7 million for the second quarter of 2004. Net income was $6.4 million in the third  quarter  of 2004,  compared  to net  income of $2.5  million in the third quarter of 2003 and $2.2  million in the second  quarter of 2004.  Earnings  per basic and diluted  share were $0.16 for the third  quarter of 2004,  compared to earnings per basic and diluted share of $0.07 and $0.06,  respectively,  for the third quarter of 2003.  For the second  quarter of 2004,  earnings per basic and diluted share were $0.06 and $0.05, respectively.

"We are pleased with our financial results - exceeding last year's third quarter revenue and earnings,"  said Lee Roberts,  chairman and CEO of FileNet.  "During the  quarter,  we  added to the  strength  and  breadth  of our  integrated  ECM offerings with the latest version of our FileNet P8 platform, 3.0, and delivered our Department of Defense  certified  Records Manager suite designed to help our customers address their most challenging regulatory compliance issues."

Quarterly Conference Call with Management - October 20, 2004

Lee Roberts,  Chairman and Chief  Executive  Officer,  and Sam  Auriemma,  Chief
Financial  Officer,  will  host a  conference  call for  investors  at 7:00 a.m.
pacific time today.

The call and presentation will be broadcast live over the Internet. To listen to the  event  via the  Internet,  please  follow  the  instructions  that  will be
available  on  the  investor   relations'  section  of  FileNet's  Web  site  at
http://www.filenet.com.  A  replay  of the Web  cast  will be  available  for an extended period of time.

Alternatively,  to listen to the call live, dial (800) 901-5226.  The conference call ID number for the call is 64144282.  A replay of the call will be available from  approximately  10:00 a.m. PT on October 20 through  midnight PT on October
27. To listen to the replay, dial (888) 286-8010.  The conference call ID number for the replay is 62620914.

About FileNet

FileNet  Corporation helps  organizations  make better decisions by managing the content and processes that drive their business.  FileNet's  Enterprise  Content
Management  (ECM)  solutions  allow  customers to build and sustain  competitive advantage by managing  content  throughout their  organizations,  automating and streamlining  their  business  processes,  and  providing  the full  spectrum of connectivity needed to simplify their critical and everyday decision-making.

FileNet ECM solutions deliver a comprehensive set of capabilities that integrate with existing information systems to provide cost-effective solutions that solve real-world business problems.

Since the Company's founding in 1982, more than 4,000  organizations,  including more than three  quarters of the Fortune  100,  have taken  advantage of FileNet solutions for help in managing their mission-critical content and processes.

Headquartered  in Costa Mesa,  Calif.,  the Company  markets its  innovative ECM solutions in more than 90 countries  through its own global sales,  professional services  and  support  organizations,  as well as via its  ValueNet(R)  Partner network of resellers, system integrators and application developers.

Safe Harbor  Statement  under the Private  Securities  Litigation  Reform Act of
1995:  This release  contains  forward-looking  statements that are based on our current expectations, estimates and projections about our industry, management's beliefs  and  certain  assumptions  made by us.  Words  such  as  "anticipates,"
"expects,"  "intends," "plans," "believes," "seeks,"  "estimates," "may," "will"
and  variations of these words or similar  expressions  are intended to identify
forward-looking   statements.   In  addition,   any  statements  that  refer  to
expectations,  projections  or  other  characterizations  of  future  events  or
circumstances,   including  any  underlying  assumptions,   are  forward-looking
statements.  These  statements are not guarantees of future  performance and are subject to certain risks,  uncertainties  and assumptions  that are difficult to predict.  Therefore,  our actual  results could differ  materially and adversely from those  expressed in any  forward-looking  statements as a result of various factors.

Important factors that may cause such a difference for FileNet include,  but are not limited to, the volume of our sales and pricing concessions on volume sales;
our  ability  to  specify,  develop or  acquire,  complete,  introduce,  market, distribute  and gain market  acceptance for new products and  technologies  in a timely  manner;  the  mix of  products  and  services  sold by us;  the  timing, rescheduling or cancellation of significant  customer orders;  the loss of a key customer;  our  ability  to control  expenses;  announcements  of  technological innovations,  new  products  or  product  enhancements  by  the  company  or its competitors;  the emerging nature of the Enterprise  Content  Management market;
key management  changes;  changes in joint marketing and  development  programs;
developments  relating  to  patents  or other  intellectual  property  rights or disputes;  changing  relationships with customers,  distributors,  suppliers and strategic partners;  potential  contractual or employment issues; our ability to integrate acquired  businesses;  and general conditions in the worldwide economy and the software/technology  sector and other factors. Our Annual Report on Form
10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Forms 8-K and  other  Securities  and  Exchange  Commission  filings  discuss  some of the important  risk factors that may affect our business,  results of operations and financial condition. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Note to editors:  FileNet and  ValueNet  are  registered  trademarks  of FileNet
Corporation.  All other company or product names  referenced in this release may be trademarks or registered trademarks of their respective owners.

                                      # # #
Investor Contact:
Greg Witter, Director, Investor Relations
FileNet Corporation
Phone: 714-327-3405
Email: gwitter@filenet.com

Media Contact:
Tom Hennessey, Director, Corporate Communications
FileNet Corporation
Phone: 714-327-5050
Email: thennessey@filenet.com

                                                FILENET CORPORATION
                                  CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                       (In thousands, except per share data)

                                          Quarter Ended September 30,       Nine Months Ended September 30,
                                              2004              2003                2004              2003
                                        (Unaudited)       (Unaudited)         (Unaudited)       (Unaudited)
 Revenue:
   Software                              $  35,447         $  35,320          $  109,475        $  104,397
   Service                                  61,041            54,069             180,597           159,158
   Total revenue                            96,488            89,389             290,072           263,555

 Costs:
   Cost of software revenue                  3,835             3,800              10,486            10,416
   Cost of service revenue                  21,295            21,073              63,521            63,027
 Total cost of revenue                      25,130            24,873              74,007            73,443

    Gross profit                            71,358            64,516             216,065           190,112

 Operating expenses:
   Sales and Marketing                      36,674            34,405             117,433           103,660
   Research and development                 19,664            19,049              59,469            58,031
   General and administrative                8,509             8,241              27,136            24,393
   Total operating expenses                 64,847            61,695             204,038           186,084

 Operating income                            6,511             2,821              12,027             4,028

 Other income, net                           1,245               632               3,238             3,297

 Income before income taxes                  7,756             3,453              15,265             7,325

 Provision for income taxes                  1,396               967               2,748             2,051

 Net income                              $   6,360         $   2,486          $   12,517        $    5,274

 Earnings per share:
   Basic                                 $    0.16         $    0.07          $     0.32        $     0.15
   Diluted                               $    0.16         $    0.06          $     0.31        $     0.14

 Weighted average shares outstanding:
   Basic                                    39,284            36,588              38,806            36,234
   Diluted                                  40,495            38,494              40,793            37,471

Note:
Certain reclassifications have been made to prior-years' balances to conform to the current year's presentation.

                                                        8

                                           FILENET CORPORATION
                                  CONDENSED CONSOLIDATED BALANCE SHEETS
                                             (In thousands)

                                                     September 30,         December 31,
                                                             2004                 2003
                                                       (Unaudited)          (Unaudited)
 ASSETS
 Current assets:
   Cash and cash equivalents                           $  211,771          $   203,305
   Short-term investments                                  75,200               32,286
   Accounts receivable, net                                41,462               38,096
   Prepaid expenses and other assets                       12,128               13,174
   Deferred income taxes                                    3,551                3,551
   Total current assets                                   344,112              290,412

 Property, net                                             23,369               26,922
 Long-term investments                                     15,883               12,672
 Goodwill                                                  26,184               26,170
 Intangible assets, net                                     6,455                7,979
 Deferred income taxes                                     23,081               23,001
 Other assets                                               2,894                4,692

     Total assets                                     $   441,978          $   391,848

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
   Accounts payable                                    $    7,931          $    11,006
   Customer deposits/advances                               5,843                5,217
   Accrued compensation and benefits                       29,036               27,648
   Unearned maintenance revenue                            56,154               40,691
   Other accrued liabilities                               17,176               16,524
   Total current liabilities                              116,140              101,086

 Other Liabilities and unearned maintenance revenue         2,991                1,614

 Total liabilities                                        119,131              102,700

 Stockholders' equity                                     322,847              289,148

     Total liabilities and stockholders' equity       $   441,978          $   391,848

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